Ruk Strategic Growth ETF (RKSG) Listed on NYSE Arca, Inc. Summary Prospectus March 31, 2026 www.rukfunds.com
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated March 31, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders and other information about the Fund online at www.rukfunds.com. You can also get this information at no cost by calling the Fund toll-free at 1-800-617-0004 or by sending an email request to ETF@usbank.com.
Investment Objective
The Ruk Strategic Growth ETF (the “Fund”) seeks to track total return performance, before fees and expenses, of the Ruk Strategic Growth Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.50%
(1) Based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$51	$160
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected above in annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategy

The Fund is an exchange-traded fund (“ETF”) that employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses of the Ruk Strategic Growth Index (the “Index”). The Index is based on a proprietary methodology developed by Ruk Indexes LLC (the “Index Provider”) and is maintained and calculated by VettaFi (the “Index Agent”).
The Index
The Index seeks to generate returns that exceed the broader U.S. large-cap equity market over a full economic cycle. The Index’s eligible universe of securities is comprised of 1000 largest US based and listed companies by market capitalization as determined by the Index Agent. To be included in the investable universe a security must have its primary listing on a US exchange. The investable universe does not include American depositary receipts. As of December 31, 2025, the market capitalization range of securities in the Index’s eligible univere ranged from $2.7 billion to $4.4 trillion.
The Index analyzes the following growth and value factors listed below. The growth factors consist of: (1) issuer’s stock price momentum, (2) most recent twelve months sales compared to the three prior years sales, (3) a ratio based on the issuer’s market capitalization to net sales ratio (price-to-sales ratio), (4) a ratio based on the issuer’s market capitalization to net income (price-to-earnings ratio), (5) a ratio based on the issuer’s market capitalization to common equity (price-to-book ratio), (6) a ratio of net income to total revenue (net profit margin growth) and (7) an issuer’s percentage change in total assets over the recent twelve month period (total asset growth).These factors are combined for each issuer to compute an initial growth score.
The value factors consist of: (1) a ratio of operating cash flows for an issuer divided by the total assets of that company (cash flow-to-total assets) and (2) a ratio of an issuer’s twelve month earnings before interest, taxes, depreciation and amortization to the sum of its total market capitalization, long term debt, and short term debt (EBITDA to EV). These factors are combined for each issuer to compute an initial value score.
The growth and value scores are then combined to assign each stock a composite rating. The rating is scaled in a manner to ensure that securities with a strong growth profile are rated more favorably. Index focus is on those securities that possess a strong growth profile and generally those holdings in the top half of the score are considered for inclusion in the Index. The final weightings are determined based on a proprietary model that seeks to limit volatility.
The Fund’s Investment Strategy
The Fund generally uses a “replication” strategy to achieve its investment objective, meaning the Fund generally invests in all of the component securities of the Index in the same approximate proportions as the Index, but may, when the Fund’s portfolio manager believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole ( e.g. , when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities comprising the Index and in investments that have economic characteristics similar to the securities comprising the Index.
The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. Similarly, the Fund will focus its investments in a particular sector to approximately the same extent as the Index. As of December 31, 2025, approximately 37.9% of the Index was represented by companies in the information technology sector.
Principal Risks
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic such as

COVID-19, the large expansion of government deficits and debt, military conflicts, inflation, tariffs, sanctions and recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Calculation Methodology Risk. The Index relies on a number of sources of information, either directly or indirectly, to assess the criteria of issuers in the eligible universe of constituents. This information may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included components or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦ Costs of Buying or Selling Fund Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦ Fund Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦ Trading. Although shares are listed for trading on NYSE Arca (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.
New Fund Risk. The Fund is recently organized with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Indexing Investment Risk . The Fund is not actively managed, does not attempt to outperform the Index, and will generally not take defensive positions under any market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.
Sector Risk.  The Fund’s investments may be focused in a particular sector or concentrated in an industry or group of industries to the same extent as the Index. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, group of industries, or sectors. As of December 31, 2025, the Index was significantly focused in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting that sector.
◦ Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Tracking Error Risk. The Fund’s returns may not match or achieve a high degree of correlation with the returns of the Index. A number of factors may contribute to tracking error such as fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, the timing or magnitude of changes to the composition of the Index, and regulatory policies. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.
Performance
The Fund is new, and therefore, does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.rukfunds.com .
Management
Investment Advisor
Sound Capital Solutions LLC (“Sound Capital” or the “Advisor”) serves as the investment advisor to the Fund.
Portfolio Manager
Dominic Dalmaso, Chief Investment Officer of Sound Capital Solutions, has managed the Fund since the Fund’s inception in April 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and a designated amount of U.S. cash.
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.rukfunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. You should consult your tax advisor about your specific tax situation.
Financial Intermediary Compensation
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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